EXHIBIT 31.1

CERTIFICATION

I, Robert M. Stemmler, certify that:

I have reviewed this quarterly report on Form 10-Q of IMPCO Technologies, Inc. (“IMPCO”);

Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of IMPCO as of, and for, the periods presented in this report;

IMPCO’s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) for IMPCO and we have:

a)	designed such disclosure controls and procedures to ensure that material information relating to IMPCO, including our consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

b)	evaluated the effectiveness of IMPCO’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

c)	disclosed in this report any change in IMPCO’s internal control over financial reporting that occurred during IMPCO’s most recent fiscal quarter (IMPCO’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, IMPCO’s internal control over financial reporting; and

IMPCO’s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to IMPCO’s auditors and the audit committee of IMPCO’s board of directors (or persons performing the equivalent functions):

a)	all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect IMPCO’s ability to record, process, summarize and report financial information; and

b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: August 9, 2004

/s/ ROBERT M. STEMMLER
Robert M. Stemmler President and Chief Executive Officer